Exhibit 10.1

FIRST AMENDMENT TO
CREDIT AGREEMENT AND SUBSIDIARY GUARANTY AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT AND SUBSIDIARY GUARANTY AGREEMENT (the "First Amendment") is dated as of August 2, 2011, and is made by and among CON-WAY INC., a Delaware corporation, the BANKS party hereto, PNC BANK, NATIONAL ASSOCIATION, as Administrative Agent (the "Agent"), and U.S. BANK NATIONAL ASSOCIATION, as Syndication Agent.  PNC Capital Markets LLC and U.S. Bank National Association are Joint Lead Arrangers and Joint Book Runners under the Credit Agreement (as defined below) and Bank of America, N.A. and Royal Bank of Canada are Co-Documentation Agents under the Credit Agreement (as defined below).

RECITALS:

WHEREAS, the Borrower, the Banks and the Agent are parties to that certain Credit Agreement, dated as of November 4, 2010 (the "Credit Agreement"); unless otherwise defined herein, capitalized terms used herein shall have the meanings given to them in the Credit Agreement;

WHEREAS, the Borrower has requested that the Banks agree to amend (a) the Credit Agreement in order to, inter alia, (i) extend the Termination Date, (ii) amend Schedule 2- Pricing Grid and (iii) amend Section 5.08 (Leverage Ratio) and (b) the Subsidiary Guaranty Agreement in order to make a clarifying change, all pursuant to the terms and subject to the applicable conditions set forth herein, and the Banks have agreed to amend the Credit Agreement and the Subsidiary Guaranty Agreement as hereinafter provided.

NOW, THEREFORE, in consideration of the foregoing and intending to be legally bound, and incorporating the above-defined terms herein, the parties hereto agree as follows:

1.           Recitals.  The foregoing recitals are true and correct and incorporated herein by reference.

2.           Amendments to Credit Agreement and Subsidiary Guaranty Agreement.

(a)           Definitions.

(i)           The definition of Termination Date contained in Section 1.1 of the Credit Agreement is hereby amended and restated as follows:

"Termination Date" means August 2, 2016.

(ii)           The following new definitions are hereby inserted in Section 1.1 of the Credit Agreement in their proper alphabetical order:

"Leverage Ratio" has the meaning set forth in Section 5.08.

"Marketable Securities" means, at any time, securities having (i) a remaining maturity of 90 days or less and (ii) at the time of acquisition, (a) in the case of securities which were long-term (greater than 90 days to maturity) at the time they were issued, a long term rating of A or higher by S&P or Fitch, or (b) in the case of short term securities, a short term rating of A-1 or higher by S&P or F-1 or higher by Fitch.

"VRDN" means, at any time, a variable rate demand note having, at the time of acquisition, (a) in the case of long term notes (greater than 90 days to maturity), a long term rating of A or higher by S&P or Fitch, or (b) in the case of short term notes, a short term rating of A-1 or higher by S&P or F-1 or higher by Fitch.

(b)           Amendment to Section 5.08-Leverage Ratio.  Section 5.08 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

The ratio of (a) Consolidated Debt (minus unrestricted cash and cash equivalents, Marketable Securities, and VRDNs of the Borrower and its Subsidiaries taken as a whole in an aggregate amount in excess of $100,000,000.00) to (b) Consolidated EBITDA for the immediately preceding four fiscal quarter period in respect of which financial statements were delivered to the Agent pursuant to Section 5.01 (the "Leverage Ratio"), shall at all times be less than or equal to 3.50 to 1.

(c)           Amendment to Schedule 1.1(A)-Commitments of Lenders.  Schedule 1.1(A)-Commitments of Lenders to the Credit Agreement is hereby deleted in its entirety and replaced with Schedule 1.1(A)-Commitments of Lenders to this First Amendment.

(d)           Amendment to Schedule 2-Pricing Grid.  Schedule 2-Pricing Grid to the Credit Agreement is hereby deleted in its entirety and replaced with Schedule 2-Pricing Grid to this First Amendment and any change in pricing shall be effective as of the date of this First Amendment.

(e)           Amendment to Section 3.01(a) of Subsidiary Guaranty Agreement.  Section 3.01(a) of the Subsidiary Guaranty Agreement is hereby amended by adding "any SP Sub, Con-Way Insurance Company Limited," immediately prior to "Foreign Subsidiaries" in the first sentence thereof.

3.           Conditions to Effectiveness.  The amendments contained in Section 2 of this First Amendment shall become effective upon each of the following conditions being satisfied or waived by the Agent:

(a)           Execution and Delivery of First Amendment.  Each Obligor, the Banks and the Agent shall have executed and delivered this First Amendment; and each amended and restated Note, if requested, shall have been executed and delivered by the Borrower.

(b)           Organization, Authorization and Incumbency.  There shall be delivered to the Agent for the benefit of each Bank a certificate, dated the date hereof and signed by the Secretary or an Assistant Secretary of each Obligor, certifying as appropriate as to:
(i)           authorizing resolutions on behalf of each of the Obligors evidencing authorization to take all action in connection with this First Amendment and the other documents executed and delivered in connection herewith; and

(ii)           copies of its organizational documents, including its certificate of incorporation, bylaws, certificate of limited partnership, partnership agreement, certificate of formation and limited liability company agreement, in each case as in effect on the date hereof, certified by the appropriate state official where such documents are filed in a state office together with certificates from the appropriate state officials as to the continued existence and good standing of the Borrower in each state where organized; provided, however, that the Obligors may, in lieu of delivering copies of the foregoing organizational documents, certify that the organizational documents previously delivered by the Obligors to the Agent remain in full force and effect and have not been modified, amended, or rescinded.

(c)           Officer's Certificate.  The Borrower shall provide a certificate to the Agent, dated the date hereof and signed by the chief executive officer, president, chief financial officer, treasurer or assistant treasurer of the Borrower confirming compliance with the conditions precedent set forth in paragraphs (c), (d) and (e) of Section 3.02 of the Credit Agreement, after giving effect to this First Amendment and the transactions contemplated herein, and as if the date of this First Amendment is the "Closing Date" and the phrase "December 31, 2009" in Section 4.04(c) of the Credit Agreement is replaced with "December 31, 2010" for purposes thereof.

(d)           Fees.  The Borrower shall have paid to the Agent all fees and expenses owing on the date hereof by the Borrower to the Credit Parties and in respect of which the Borrower shall have received an invoice not less than two (2) Business Days prior to the date hereof.

4.             Miscellaneous.

(a)           Representations and Warranties.  By its execution and delivery hereof to the Agent, each Obligor represents and warrants to the Agent and the Banks that such Obligor has duly authorized, executed and delivered this First Amendment.

(b)           Full Force and Effect.  All provisions of the Credit Agreement remain in full force and effect on and after the date hereof except as expressly amended hereby.  The parties do not amend any provisions of the Credit Agreement except as expressly amended hereby.

(c)           Counterparts.  This First Amendment may be signed in counterparts (by facsimile transmission or otherwise) but all of such counterparts together shall constitute one and the same instrument.

(d)           Incorporation into Credit Agreement.  This First Amendment shall be incorporated into the Credit Agreement by this reference.  All representations, warranties, Events of Default and covenants set forth herein shall be a part of the Credit Agreement as if originally contained therein.

(e)           Governing Law.  This First Amendment and the rights and obligations of the parties hereunder shall be governed by, and construed in accordance with, the laws of the State of New York.

(f)           Payment of Fees and Expenses.  The Borrower unconditionally agrees to pay and reimburse the Agent and save the Agent harmless against liability for the payment of all reasonable out-of-pocket expenses of the Agent and its affiliates, including reasonable fees and disbursements of special counsel for the Agent in connection with the preparation and administration of this First Amendment and all other documents or instruments to be delivered in connection herewith.

(g)           No Novation.  Except as amended hereby, all of the terms and conditions of the Credit Agreement and the other Financing Documents shall remain in full force and effect.  The Borrower, each other Obligor, each Bank, and the Agent acknowledge and agree that this First Amendment is not intended to constitute, nor does it constitute, a novation, interruption, suspension of continuity, satisfaction, discharge or termination of the obligations, loans, liabilities, or indebtedness under the Credit Agreement or the other Financing Documents.  On and after the effectiveness of this First Amendment, the First Amendment shall for all purposes constitute a "Financing Document" under the Credit Agreement.

 [SIGNATURE PAGES FOLLOW]

[SIGNATURE PAGE TO FIRST AMENDMENT TO
CREDIT AGREEMENT AND SUBSIDIARY GUARANTY AGREEMENT]

IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this First Amendment as of the day and year first above written.

BORROWER:

CON-WAY INC.,
a Delaware corporation

By:  /s/  Michael J. Morris
Name: Michael J. Morris
Title: Senior Vice President - Treasurer

[SIGNATURE PAGE TO FIRST AMENDMENT TO
CREDIT AGREEMENT AND SUBSIDIARY GUARANTY AGREEMENT]

SUBSIDIARY GUARANTORS:	CON-WAY FREIGHT INC., a Delaware corporation

By:  /s/  Michael J. Morris

Name: Michael J. Morris
Title: Assistant Treasurer

MENLO WORLDWIDE, LLC,
a Delaware limited liability company

By:  /s/  Michael J. Morris

Name: Michael J. Morris
Title: Assistant Treasurer

TRANSPORTATION RESOURCES, INC.,
a Missouri corporation

By:  /s/  Michael J. Morris

Name: Michael J. Morris
Title: Assistant Treasurer

MENLO LOGISTICS, INC.,
a Delaware corporation

By:  /s/  Michael J. Morris

Name: Michael J. Morris
Title: Assistant Treasurer

CON-WAY TRUCKLOAD INC.,
                                                                                        a Missouri corporation

By:  /s/  Michael J. Morris

Name: Michael J. Morris
Title: Assistant Treasurer

 [SIGNATURE PAGE TO FIRST AMENDMENT TO
CREDIT AGREEMENT AND SUBSIDIARY GUARANTY AGREEMENT]

BANKS:

PNC BANK, NATIONAL ASSOCIATION, in its capacity as a Bank, as an LC Issuing Bank, as the Swingline Bank and as the Agent

By:  /s/  Philip K. Liebscher
Name: Philip K. Liebscher
Title: Senior Vice President

[SIGNATURE PAGE TO FIRST AMENDMENT TO
CREDIT AGREEMENT AND SUBSIDIARY GUARANTY AGREEMENT]

U.S. BANK NATIONAL ASSOCIATION

By:  /s/  Edward B. Hanson
Name:  Edward B. Hanson
Title:  Vice President

[SIGNATURE PAGE TO FIRST AMENDMENT TO
CREDIT AGREEMENT AND SUBSIDIARY GUARANTY AGREEMENT]

BANK OF AMERICA, N.A.

By:  /s/  Roderic Kyle Craig
Name: Roderic Kyle Craig
Title:  Vice President

[SIGNATURE PAGE TO FIRST AMENDMENT TO
CREDIT AGREEMENT AND SUBSIDIARY GUARANTY AGREEMENT]

MORGAN STANLEY BANK, N.A.

By:  /s/  Sherrese Clarke
Name:  Sherrese Clarke
Title:  Authorized Signatory

[SIGNATURE PAGE TO FIRST AMENDMENT TO
CREDIT AGREEMENT AND SUBSIDIARY GUARANTY AGREEMENT]

GOLDMAN SACHS BANK USA

By:  /s/  Mark Walton
Name:  Mark Walton
Title:  Authorized Signatory

[SIGNATURE PAGE TO FIRST AMENDMENT TO
CREDIT AGREEMENT AND SUBSIDIARY GUARANTY AGREEMENT]

THE BANK OF NEW YORK MELLON

By:  /s/  John T. Smathers
Name:  John T. Smathers
Title:  First Vice President

[SIGNATURE PAGE TO FIRST AMENDMENT TO
CREDIT AGREEMENT AND SUBSIDIARY GUARANTY AGREEMENT]

THE BANK OF NOVA SCOTIA

By:  /s/  Diane Emanuel
Name:  Diane Emanuel
Title:  Managing Director

[SIGNATURE PAGE TO FIRST AMENDMENT TO
CREDIT AGREEMENT AND SUBSIDIARY GUARANTY AGREEMENT]

KEYBANK NATIONAL ASSOCIATION

By:  /s/  Frank J. Jancar
Name:  Frank J. Jancar
Title:  Vice President

[SIGNATURE PAGE TO FIRST AMENDMENT TO
CREDIT AGREEMENT AND SUBSIDIARY GUARANTY AGREEMENT]

HSBC BANK USA, N.A.

By:  /s/  David C. Hants
Name:  David C. Hants
Title:  SVP, Commercial Executive

[SIGNATURE PAGE TO FIRST AMENDMENT TO
CREDIT AGREEMENT AND SUBSIDIARY GUARANTY AGREEMENT]

ROYAL BANK OF CANADA

By:  /s/  James F. Disher
Name: James F. Disher
Title:  Authorized Signatory

SCHEDULE 1.1(A)

Commitments of Lenders

Lender	Amount of Commitment for Revolving Credit Loans	Ratable Share
PNC Bank, National Association	$50,000,000	15.384615385%
U.S. Bank National Association	$50,000,000	15.384615385%
Bank of America, N.A.	$37,500,000	11.538461538%
Royal Bank of Canada	$37,500,000	11.538461538%
Morgan Stanley Bank, N.A.	$25,000,000	7.692307692%
Goldman Sachs Bank USA	$25,000,000	7.692307692%
The Bank of New York Mellon	$25,000,000	7.692307692%
The Bank of Nova Scotia	$25,000,000	7.692307692%
KeyBank National Association	$25,000,000	7.692307692%
HSBC Bank USA, N.A.	$25,000,000	7.692307692%
TOTAL	$325,000,000	100%

SCHEDULE 2

PRICING GRID--
VARIABLE PRICING AND FEES BASED ON LEVERAGE RATIO

Level	Leverage Ratio	Facility Fee Rate	Base Rate Margin	Euro-Dollar Margin
I	Less than 1.50 to 1.0	0.25%	0.25%	1.25%
II	Greater than or equal to 1.50 to 1.0 but less than 2.00 to 1.0	0.25%	0.50%	1.50%
III	Greater than or equal to 2.00 to 1.0 but less than 2.50 to 1.0	0.30%	0.70%	1.70%
IV	Greater than or equal to 2.50 to 1.0 but less than 3.00 to 1.0	0.40%	1.10%	2.10%
V	Greater than or equal to 3.00	0.45%	1.25%	2.25%

For purposes of determining the Facility Fee Rate, Base Rate Margin and Euro-Dollar Margin:

(a)           The Facility Fee Rate, Base Rate Margin and Euro-Dollar Margin shall be recomputed based on the Leverage Ratio as of the end of each fiscal quarter ending after the Closing Date.  Any increase or decrease in the Facility Fee Rate, Base Rate Margin and Euro-Dollar Margin computed as of a quarter end shall be effective on the third Business Day following the date on which the Compliance Certificate evidencing such computation is delivered under Section 5.01(c).

(b)           If, as a result of any restatement of or other adjustment to the financial statements of the Borrower or for any other reason, the Borrower or the Banks determine that (i) the Leverage Ratio as calculated by the Borrower as of any applicable date was inaccurate and (ii) a proper calculation of the Leverage Ratio would have resulted in higher pricing for such period, the Borrower shall immediately and retroactively be obligated to pay to the Agent for the account of the applicable Banks, promptly on demand by the Agent (or, after the occurrence of an actual or deemed entry of an order for relief with respect to the Borrower under the Bankruptcy Code of the United States, automatically and without further action by the Agent, any Bank or any LC  Issuing Bank), an amount equal to the excess of the amount of interest and fees that should have been paid for such period over the amount of interest and fees actually paid for such period.  This paragraph shall not limit the rights of the Agent, any Bank or the LC Issuing Banks, as the case may be, under any other provision in this Agreement.  The Borrower's obligations under this paragraph shall survive the termination of the Commitments and the repayment of all other obligations hereunder.

(c)           Notwithstanding anything to the contrary in the table above, if the Leverage Ratio for any testing period is negative or if a failure by the Borrower to deliver a Compliance Certificate as required under Section 5.01(c) has become an Event of Default under Section 6.01(c) and such failure to deliver a Compliance Certificate is continuing, Level V pricing shall apply.